Exhibit 99.1

MET PRO CORPORATION

Investor Presentation

April 2012

www.met-pro.com

MPR
LISTED
NYSE

MET PRO
CORPORATION

www.met-pro.com

This presentation includes forward-looking statements which
reflect the Company’s current views with respect to future
events and financial performance, but involve uncertainties that could significantly impact results. The Private Securities
Litigation Reform Act of 1995 provides a “safe harbor” for such forward-looking statements.
Safe Harbor Statement

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Who We Are
Since 1966, Met-Pro Corporation has been a leading global
provider of superior, value-added, synergistic solutions, products and systems that include:
 • filtration and purification equipment for air, water and harsh corrosive liquids;
 • fluid handling equipment for water, saltwater, corrosive, abrasive and high-temperature liquids; and
 • proprietary water treatment chemicals
that address the world’s growing need for clean air and water, reduced energy consumption and improved operating efficiencies.

MPR LISTED NYSE

MET PRO CORPORATION

www.met-pro.com

Fume Hood
Exhaust & Control
Systems
Municipal, Industrial
& Commercial Water
Treatment
Dust Collection &
Product Recovery
Solutions
Air Quality &
Odor Control
Solutions
VOC Removal
Solutions
Industrial &
Residential
Filter Solutions
Industrial
Filter Systems
Process & High
Temperature
Metallic Pumps
Corrosion
Resistant
FRP Pumps
Corrosion Resistant
Thermoplastic Pumps
Products and Solutions
Environmental, Energy & Process Improvement Solutions

MPR LISTED NYSE

MET PRO CORPORATION

3M

WM

USS

intel

Exelon

Lilly

Penn University of Pennsylvania

SAMSUNG

BECHTEL

Schering-Plough

Kimberly-Clark

DUPONT

JOHNSON CONTROLS

P&G

HARLEY-DAVIDSON MOTOR COMPANY

Chevron

Johnson & Johnson

CATERPILLAR

BOEING

www.met-pro.com

Customers & Major Markets
▪ Over 8,000 active customers
 - Well-diversified cross-section
 of industries including
 Fortune 1000 companies
▪ Major markets include:
 - Pharmaceutical
 - Chemical/petrochemical
 - Food processing
 - Metal finishing
 - Saltwater aquariums
 - Refinery
 - Semiconductor/electronics
 - Municipalities
 - Universities
 - Hospitals/public health
 - Government facilities
No One Customer Accounts for More
 Than 10% of Met-Pro’s Business

Our Growth Strategy
• Capitalize on global niche-oriented growth
 opportunities through:
 – strong customer focus
 – geographic expansion
 – new product introductions
 – accretive acquisitions
 – technology licensing and strategic business partnerships
• Optimize synergies within Met-Pro
• Leverage existing relationships

Growth Drivers
• Growing global demand for “green” manufacturing processes
• Increasing regulatory requirements limiting the amount of
 pollution discharge into the air and/or water
• Geographical market expansion
• Continual need for new products and solutions to meet ever changing regulations and process requirements
• Maintenance, repair, upgrade and retrofit opportunities from growing installed base

Margin Improvement Strategies
• Expand operating margin through:
 – pricing power
 – single source solutions
 – global sourcing
 – volume discounts
 – consolidation
 – leverage of operating expenses
 – improved project execution
 – lean enterprise/continuous improvement
 – disciplined cost management

MPR LISTED NYSE

MET PRO CORPORATION

"The world is constantly changing, and Met-Pro is changing with it."

www.met-pro.com

Looking Ahead

MPR LISTED NYSE
MET PRO CORPORATION

www.met-pro.com

Our Market Focused Evolution
Traditional
product push
approach
Solutions
provider
approach
within BUs
Market
served
growth
platforms

MPR LISTED NYSE

MET PRO CORPORATION

MET PRO
CORPORATION

www.met-pro.com

Met-Pro Growth Platforms
Allow us to leverage our business unit capabilities,
but manage from a market served perspective
Keystone
Mefiag
Met-Pro GPS
Met-Pro EAS
Pristine
Strobic Air
Air
Alternative Energy
Specialty Liquids
Water
Business Unit
Platform

MET PRO
CORPORATION

Financial Results

www.met-pro.com

Product Recovery/
Pollution Control
43.5%
Filtration/
Purification
10.4%
Fluid Handling
33.2%
Mefiag
Filtration
12.9%
27.9%
International
Sales
72.1%
U.S. Sales
Businesses at a Glance
Fiscal Year 2012 Total Revenue
$100.2 Million
International Revenue
$28.0 Million

MPR LISTED NYSE

Financial Highlights

MET PRO CORPORATION

Fiscal Year Ended 1/31

Millions ($)*	2012	2011
New Order Bookings	$110.9	$ 89.9
Net Sales	$100.2	$ 88.9
Gross Profit %	35.3%	36.3%
Operating Income	$ 10.6	$ 9.0
Net Income	$ 7.1	$ 6.1
Diluted EPS	$ 0.48	$ 0.42
Cash Flow from Operating Activities	$ 9.0	$ 8.6

* Except per share amounts

www.met-pro.com

MPR LISTED NYSE

Strong Financial Condition

MET PRO CORPORATION

Millions ($)	1/31/2012
Cash and Short-Term Investments	$ 35.3
Total Assets	$ 115.5
Total Debt	$ 3.3
Shareholders' Equity	$ 83.8

Cash and Short-Term Investments: $2.39 per share

Total Debt: Debt to Equity Ratio = 4.0%

www.met-pro.com

MPR
LISTED
NYSE

“Met-Pro Corporation is well positioned over the long term to capitalize on the very powerful trends toward global environmental stewardship, energy effiency and process improvement.”

www.met-pro.com

Summary

MPR LISTED NYSE
MET PRO CORPORATION

Additional Questions, Please Contact:

Raymond J. De Hont
Chairman, CEO and President

215-723-6751
rdehont@met-pro.com

www.met-pro.com

Thank You!